UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 2, 2004



                        Capital Senior Living Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        1-13445                 75-2678809
--------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
incorporation or organization)                             Identification No.)


                  14160 Dallas Parkway
                       Suite 300
                     Dallas Texas                                 75254

--------------------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)





Registrant's telephone number, including area code:  (972) 770-5600



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

         The following exhibit to this Current Report on Form 8-K is not being filed but is being furnished pursuant to Item 12 below:

                  99.1     Press Release dated March 2, 2004


Item 12. Results of Operations and Financial Condition.

         On, March 2, 2004, the registrant announced its financial results for the quarter and year ended December 31, 2003 by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit No. 99.1. This information is being furnished under
Item 12  (Results of  Operations  and  Financial  Condition)  of Form 8-K.  This
information  shall not be deemed  "filed"  for  purposes  of  Section  18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

         In the press release, the registrant's management utilized non-GAAP financial measures to describe the registrant's adjusted EBITDA, cash earnings and cash earnings per share. These non-GAAP financial measures are used by management to evaluate financial performance and resource allocation for its facilities and for the registrant as a whole. These measures are commonly used as an analytical indicator within the senior housing industry, and also serve as a measure of leverage capacity and debt service ability. The registrant has provided this information in order to enhance investors overall understanding of the registrant's financial performance and prospects. In addition, because the registrant has historically provided this type of information to the investment community, the registrant believes that including this information provides consistency in its financial reporting.

         These non-GAAP financial measures should not be considered as measures of financial performance under generally accepted accounting principles, and items excluded from them are significant components in understanding and assessing financial performance. These measures should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing, or financing activities, earnings per share or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity. Because these measures are not measurements determined in accordance with generally accepted accounting principles and are thus susceptible to varying calculations, these measures as presented may not be comparable to other similarly titled measures of other companies.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  March 2, 2004                  Capital Senior Living Corporation


                                      By:  /s/ Ralph A. Beattie
                                         --------------------------------------
                                      Name:  Ralph A. Beattie
                                      Title: Executive Vice President and
                                             Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                  Description
-----------                  -----------

99.1                       Press Release dated March 2, 2004